NASDAQ:ADES A Leader in Clean Coal Technology Kaufman Bros. 11 Annual Investor Conference New York September 4-5, 2008 Exhibit 99.1 th

Please note that this presentation contains forward-looking statements within the meaning of
U.S. securities laws, including statements relating to future bids, contracts, projects and revenues; all statements regarding the new activated carbon (AC) production facility we are building and our ability to supply AC; the likelihood, timing and impact of new laws and court rulings on the AC market; and anticipated sizes of and growth in our target markets.
These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those anticipated by these statements, including changes in the costs and timing of construction of the planned AC facility; inability to sign or close acceptable definitive agreements for financing, construction or off-take agreements with respect to the facility in a timely manner; availability of raw materials and treatment and storage facilities; changes in laws or regulations, prices, economic conditions and market demand; impact of competition and litigation; operational difficulties; and other factors discussed in greater detail in our filings with the SEC.  You are cautioned not to place undue reliance on our forward-looking statements.  These statements are presented as of the date made, and we disclaim any duty to update them unless required by law to do so.

Who is ADA-ES?
ADA Environmental Solutions develops
environmental technology and specialty chemicals
for the coal-fired power plant market
Recognized emission control industry experts
– Senior staff collectively has over 200 years experience
developing emission control technology
– Demonstrated track record of developing and then
commercializing technologies
ADA is poised to benefit from the political and
cultural momentum behind clean energy

Investment Highlights
Two Significant Actionable Growth Opportunities:
ACI is deemed best available control technology for the
removal of mercury from flue gas streams
ADA is a current market leader for activated carbon
injection (“ACI”) equipment and engineering services
Recent Federal Court ruling likely to lead to $1 Billion
market for activated carbon (“AC”)
ADA has started construction of the largest, most efficient
AC manufacturing facility in the US
Developing capture technology for greenhouse gas CO
2
Recently awarded multi-million dollar DOE and utility funded program to develop new technology
Mercury
Control
CO
2
Control

-5- GROWTH AREA #1: Mercury Control

Business Plan in Action for Mercury Control
Stage 1:
ADA demonstrated ACI with $80 million from DOE
and leading utilities:  Regulations followed.
Stage 2:
After market is created by regulations, ADA
became a leader in the sale of ACI equipment: approximately
$1 million per plant.
Stage 3:
Now building new plant to provide AC to utilities for
a continuous revenue source: approximately $2 million per
year per plant.

Historical and Projected Revenues *
$ Millions
200
150
100
50
0
2002
2004
2006
2008
2010
2012
Engineering Consulting
Equipment
Chemicals

Business Plan in Action for Mercury Control
Recently announced first AC Contract with major utility for $35 million.
Additional contract in excess of $100 million being negotiated.
* Assumes consolidation of AC manufacturing revenues

ACI – A Proven Technology
Tested ACI using western coal
Tested ACI using eastern coal
ACI has been tested on over 40 coal plants burning a variety of fuels
ADA-ES’ vast data enables us to guarantee mercury removal levels

AC Market Drivers:
Regulations for Hg Control
Existing rules create $200 - 400 million AC market
State with proposed legis/regs more strict than CAMR (13)
State with firm legis/regs more strict than CAMR (13)
Planned plant that has ordered mercury control system
Plant with consent decree limiting mercury emissions
P
P
State currently accepting CAMR (24)
P
P
P
P
P
P
P
P
P
Total Existing Coal-Fired Capacity
MW
24,000
12,000
2,400

New Federal Legislation Likely
2/8/08: DC Circuit Court of Appeals vacated Clean Air
Mercury Rule (CAMR)
• EPA will likely have to develop MACT mercury reduction
standards for existing power plants
7/11/08: U.S Court of Appeals rejected EPA’s Clean Air
Interstate Rule (CAIR)
Strong need for congress to implement a multi-pollutant
legislation for SO
2
, NO
X
and Mercury
– Bills requiring 90% mercury control for all power plants have bipartisan support in the Senate and the House
Expected to create $1 billion AC market

-11- Activated Carbon Injection (ACI) Equipment for Mercury Control

ACI Equipment Sales: Status
Over 90 contracts for ACI systems have been awarded by
power companies for mercury control to date
– ADA market share: approximately 38%
– The rest are split between 7- 8 other companies
Expect to bid on 50-100 systems in 2008-2009
Working closely with largest utilities in the U.S. and Canada
Key supplier of mercury control technology to major air
pollution control companies
– Babcock and Wilcox, Alstom Power, Hamon Research Cottrell
and Hitachi, among others

New Market for Activated Carbon
Created for Mercury Control
0
500
1,000
Activated
Carbon
(millions of
lbs / yr)
Current H20 AC
Market
Developing Market
for Hg Control
2006
2010E
2015E
ANNUAL U.S. MARKET
Significant production gap identified
New Market based
on existing
regulations
New Market
based on anticipated
Federal regulation

Development of New AC Production Facility
Largest AC plant in North America
Capital and financing cost: ~$350 million per production line
Annual production approx. 125 to 175 million pounds of AC per line
4-6 year process:
– Test products
– Design plant
– Select sites
– Permits filed and pending
– Permit issued
– Equipment procurement
– Construction
Permitting multiple sites:
goal of AC production by H1 2010
ADA’s current
stage

Pursuing Sites for Up to Six Production Lines
Two lines permitted adjacent to Red River Mine in NW Louisiana
Permits filed for two lines at a site near Bismarck, ND
Developing additional sites near coal sources to minimize feedstock costs

Financing for AC Plant
40% Equity
– Investment by ADA-ES, including recent $7 million private
placement
– Strategic Partner selected, negotiating final terms, expected to include:
• Purchase of Preferred Convertible ADES shares
• Investment at Project level for 50% ownership of AC Production
• In addition to financial resources, Strategic Partner can support
– Project development
– EPC oversight
– Sale of off-take contracts
– Project finance and financial assurance capacity
60% Debt Financing
– Project Financing based on $200-$400 million in “take or pay”
contracts for AC
• First “take-or-pay” contract signed: $35+ million
• Negotiations and discussions on other large supply agreements

Interim Supply Plans
Currently supplying AC to utilities prior to new plant start-up
Sourcing of high-quality AC
– Contract signed for 20 million lb/yr in 2009
– Negotiations on-going for additional supply
Equipment for Storage and Chemical Treatment
– Equipment purchased to chemically treat, mill, package, and store AC
– New equipment being purchased to increase production capacity
Project led by industry veterans
– John Rectenwald – 27 years AC  operations and manufacturing
– Steve Young – 35 years AC experience in engineering and production
First test of ADA-provided AC achieved 90% mercury capture

AC Plant Status
Permit for 350 million pound per year production
granted by Louisiana DEQ
Permit for final construction granted
Secured purchase of building site
Earthwork to begin early September
Key equipment on order
– Four multiple-hearth furnaces
– Boiler used to generate steam for the activation of carbon

AC Plant Status (cont.)
Negotiating final EPC contract
– Total all in financing costs expected to be ~ $350 million
• Market prices for AC are increasing
– First production still planned for H1 2010
• We expect interim supply plan to buffer potential schedule slippage
Strategic Partner agreements being finalized
After securing equity, next step will be Debt Financing
– Long-term “take or pay” contracts sufficient to support
cash flows for debt service
– Redundant coal supply agreements

GROWTH AREA #2: Control of Greenhouse Emissions: Carbon Dioxide -20-

Breaking News in CO
2
Capture
7/31/08: ADA selected by DOE to develop
technology to reduce CO
2
from coal-fired power
plants
Multi-million dollar project
– $1.2 million contributed by several major power producers
• AEP, Luminant, Southern Company, Xcel Energy
Technology based around the use of solid sorbents
vs. liquid solvents used in competing technologies
Start date: 10/1/08
– Project to last for 2 years

Concurrent ADA-ES CO
2
Capture Activities
In pre-market period, use funding from electric power generators and DOE
– Awarded a subcontract on $4 million DOE program for sorbent-based
CO
2
control
– Received funding commitments from multiple power companies on another multi-million dollar DOE program
– Seeing a rapid growth in funding available to address the CO
2
issue
Developing multiple technologies to address carbon capture,
beneficial use, and prevention with a focus on the existing fleet of
1,100 boilers
Focus on technology that will have a component that creates a continuing revenue stream
Potentially largest new market opportunity

Emission
Control
SO
2
, NO
x
,
Hg, Particulate
STEAM
WATER
*Coal composition varies greatly with grade and source.
CO
2
Capture
100% CO
2
to Storage
Regeneration
Flue Gas
12% CO
2
74% N
2
10% H
2
O
4% O
2
Post-Combustion Carbon Capture

Coal*
50% C
20% H
2
O
12% O
2
5% Ash
3% H
2
(S, Hg)
Air
78% N
2
21% O
2

Financial Highlights
Cash flow positive &
profitable on an annual
basis since 2003 spin-off
As of 8/27/08:
– 6.7 MM diluted shares
outstanding
– 50%+ held by institutions
– ~15% held by insiders and
employees
Balance sheet highlights (at
6/30/08)*:
– Cash & investments of ~$11 MM
– Working capital of ~$7 MM
– No long-term debt
– Shareholders’ equity of $28.5 MM
Market cap: $55 MM (8/27/08)

* Excludes PIPE completed on 8/27/08.  909,092 shares netting approximately $6.5 million

Summary
ADA-ES instrumental in creating mercury control market
– Existing rules: estimated 150 ACI systems, 400 million lbs/yr of AC
– Pending Federal Rule: estimated 600-700 ACI systems, 1 billion lbs/yr of AC
Already a leading provider of engineering services and equipment for the mercury control market
Building new AC plants for this market
– Groundbreaking at site in early September
– Operating permits for 6 production lines expected Q2-3 2008
– Well positioned to respond to AC demand by Federal rule
– Strategic Equity Partner selected, expected to provide > $100 million for project
– First off-take contract sold, others expected in next few months
– Supplied bids for over $500 million in AC with new RFP’s
Developing control technology for Greenhouse gases
Strong financial position, resumption of revenue growth expected in 2009, and substantial growth anticipated in 2010